Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond Brouzes, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Annual Report on Form 10-KSB/A of Aero Marine Engine, Inc., for the annual period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB/A (Amendment No. 1) fairly presents in all material respects the financial condition and results of operations of Aero Marine Engine, Inc.

By:/s/ Raymond Brouzes
          Raymond Brouzes, Chief Financial Officer,
          Chief Executive Officer, President & Director

Date:  February 11, 2005